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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 15, 2003

                         FIRSTCITY FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                     033-19694                   76-0243729
(STATE OF INCORPORATION)       (COMMISSION FILE NO.)           (IRS EMPLOYER
                                                             IDENTIFICATION NO.)


                               6400 IMPERIAL DRIVE
                                WACO, TEXAS 76712
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (254) 751-1750



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ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     -        Text of press release of FirstCity Financial Corporation
                  issued on May 15, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

On May 15, 2003, FirstCity Financial Corporation ("FirstCity" or the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2003 and certain other information. A copy of this press release is attached hereto as Exhibit 99.1.

The information required by Form 8-K, Item 12 - Results of Operations and Financial Condition, is being provided under Item 9 pursuant to SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing of FirstCity, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FirstCity Financial Corporation

Date:    May 15, 2003                  By:          /s/ J. Bryan Baker
                                           -------------------------------------
                                                      J. Bryan Baker
                                                 Senior Vice President, and
                                                  Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1     -        Text of press release of FirstCity Financial Corporation
                  issued on May 15, 2003.